SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 21, 2008

H.J. HEINZ COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	1-3385	25-0542520
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
600 Grant Street, Pittsburgh, Pennsylvania	15219
(Address of principal executive offices)	(Zip Code)

412-456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached is H.J. Heinz Company's press release dated August 21, 2008 furnished herewith as Exhibit 99.

This press release presents the business measure of organic sales growth, which is defined as volume plus price. This measure is utilized by senior management to provide investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.

Disclosed on Exhibit 99 is supplemental information regarding reconciliation and calculation of the non-GAAP measure discussed above in connection with the financial results for the first quarters ended July 30, 2008 and August 1, 2007.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)	Description of Exhibit
99	H.J. Heinz Company Press Release dated August 21, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H.J. HEINZ COMPANY

		By	/s/ Arthur B. Winkleblack
Arthur B. Winkleblack
Executive Vice President and
Chief Financial Officer

Dated:	August 21, 2008

EXHIBIT INDEX

Exhibit No.	Description

99	H. J. Heinz Company Press Release dated August 21, 2008